UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [__]

Check the appropriate box:

[ X ]      Preliminary Proxy Statement       [__]  CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
                                                   BY RULE 14A-6(E) (2))
[__]       Definitive Proxy Statement
[__]       Definitive Additional Materials

[__]       Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12
--------------------------------------------------------------------------------
                               CATHAYONLINE, INC.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required

[_ _]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  Not Applicable

         (2)      Aggregate number of securities to which transaction applies:

                  Not Applicable

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  Not Applicable

         (4)      Proposed maximum aggregate value of transaction:

                  Not Applicable

         (5)      Total fee paid:

                  Not Applicable


[__]     Fee paid previously with preliminary materials.

[__] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:  Not Applicable

         (2)      Form, Schedule or Registration Statement No.:  Not Applicable

         (3)      Filing Party:  Not Applicable

         (4)      Date Filed:  Not Applicable

                                CATHAYONLINE INC.
                         437 Madison Avenue, 33rd Floor
                            New York, New York 10022


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   To Be Held on Wednesday, November 29, 2000



TO OUR SHAREHOLDERS:

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CathayOnline Inc. (the "Company") will be held at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, on Wednesday, November 29, 2000, commencing at 10:00 a.m., New York City time. The purpose of the meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof:

     1.   To elect six directors of the Company.

     2. To approve an amendment to the Articles of Incorporation of the Company to increase the maximum number of authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000 shares.

     3. To approve an amendment to the Articles of Incorporation of the Company to authorize 10,000,000 shares of preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance.

     4. To approve a change in the Company's jurisdiction of incorporation from Nevada to Delaware by means of a merger of the Company with and into a wholly-owned subsidiary of the Company to be established specifically for such purpose.

                  The close of business on October 30, 2000 has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the meeting.

                  The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

Dated:     October 30, 2000
           New York, New York

                                            By Order of the Board of Directors,

                                            /s/ Glenn R. Ohlhauser
                                                Glenn R. Ohlhauser
                                                Secretary

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO, EVEN IF YOU HAVE PREVIOUSLY RETURNED A PROXY CARD TO THE COMPANY.

                                CATHAYONLINE INC.
                         437 Madison Avenue, 33rd Floor
                            New York, New York 10022


             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MONDAY, NOVEMBER 29, 2000



                  This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of CathayOnline Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the New York Marriott Marquis, 1535 Broadway, New York, New York, 10036 on Wednesday, November 29, 2000, commencing at 10:00 a.m., New York City time, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Company, or MacKenzie Partners Inc. ("MacKenzie"), a proxy solicitation firm that has been retained by the Company and which will receive a fee of approximately $6000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Company's shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Company. This Proxy Statement is expected to be mailed to shareholders on or about November 3, 2000.

                  The Company's Annual Report containing audited financial statements for the fiscal year ended June 30, 2000 is concurrently being furnished to all shareholders of the Company. It is not to be regarded as proxy-soliciting material.

                  If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR the proposed amendment to the Articles of Incorporation to increase the number of authorized shares, FOR the proposed amendment to the Articles of Incorporation to authorize preferred stock, FOR the proposed reincorporation in Delaware, and in accordance with the judgment of the persons named in the proxy on any other matters that may properly come before the Meeting and that are deemed appropriate.

                  Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke a Proxy at any time by written notice received by the Company prior to the time it is voted. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the shareholders holding of record a majority of the total number of shares of the Company then issued and outstanding and entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Proposal 1 requires for approval the vote of a majority of the votes cast at the Meeting in person or by proxy by the holders of shares entitled to vote thereon. Proposal 2, Proposal 3 and Proposal 4 require for approval the vote of the shareholders holding shares of the Company entitling them to exercise at least a majority of the voting power.

                  The Company has one class of shares of common stock, par value $.001 per share (the "Common Stock"). On the record date, October 30, 2000, there were 30,334,201 shares of Common Stock outstanding. Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock owned by such holder.

                  In order that your shares may be represented at the Meeting, you are requested to:

          o    complete, date and sign the Proxy;
          o    mail the Proxy promptly in the enclosed envelope;
          o allow sufficient time for the Proxy to be received and processed on or before 10:00 a.m. on November 29, 2000.


                        PROPOSAL 1: ELECTION OF DIRECTORS

                  The first proposal to be submitted at the Meeting will be the election of five (5) directors of the Company, each to hold office for a term of one year and until his or her successor is elected and qualified.

                  At present, the Board of Directors (the "Board") consists of four (4) directors: Messrs. Brian W. Ransom, Peter Lau, Kenneth Levy and Owen Li. The term of office of each of these directors will expire on the date of the Meeting. Each of the current directors has been nominated for re-election. Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

                  The following table sets forth certain information for the nominees for election to the Board of the Company and the officers of the Company.

                                PRINCIPAL OCCUPATION AND EMPLOYMENT FOR THE PAST
NAME/ADDRESS               AGE  FIVE YEARS                                         DIRECTOR SINCE
-------------------------  ---  -------------------------------------------------  --------------
Brian W. Ransom            39   President and Director of the Company              1999
  543 Granville Street          (12/98-present); independent consultant and
  Suite 1108                    negotiator for North American and European
  Vancouver                     companies (1991 to 12/98).
  British Columbia
  Canada  V6C 1X8

Peter S. Lau               47   Chief Executive Officer of CathayOne Inc.          1999
  437 Madison Avenue            (07/00-present); Secretary of the Company
  33rd Floor                    (07/00-present); Chief Financial Officer and
  New York, NY 10022            Secretary of the Company (10/99-07/00); Managing
                                Director of Corporate Finance, American
                                Frontieer Financial Inc. (11/96-07/99); MD Heng
                                Fung Capital Inc. (03/96 - 07/99); Managing
                                Director of Corporate Finance, Ridgewood Capital
                                LLC (02/92 - 10/96)

Kenneth M. Levy            54   President, United Network Marketing Systems        2000
  575 Madison Avenue            (01/00-present); Managing Director of Janssen
  10th Floor                    Meyers Associates LP (03/97-12/99); President of
  New York, NY 10022            Marshall Alexander & Marshall (06/94 - 03/97).

Owen L. Li                 37   Managing Director, Sichuan CathayOnline            1999
  9/F, DongFu Mansion           Technologies Co. Ltd. (06/99-present); Manager,
  No. 3 North Yu Lin Road       ChengduNet (09/97-05/99); Database
  Chengdu, Sichuan              Administrator, Workers' Compensation Board of
  China 610041                  the Province of British Columbia, Canada
                                (07/91-09/97).

Jack Chin                  61   President of Dai Tong Co. Inc. since 1975 to       2000
                                present. Also currently Chairman of the Board
                                for China Industrial & Technology Corporation,
                                Texas, USA.

Glenn R. Ohlhauser         47   Chief Financial Officer of the Company             N/A
  543 Granville Street          (7/00-present);  Secretary /Treasurer (05/10/00
  Suite 1108                    - present);  Principal, MacKay & Partners,
  Vancouver                     Chartered Accountants  (1993 - 2000).
  British Columbia
  Canada  V6C 1X8

Yuning Wang                40   Vice President, China Operations                   N/A
  543 Granville Street          06/00 - present; Torchmail.com Inc.; Lothian
  Suite 1108                    Energy Corp. (11/97 - 04/99); Vice President of
  Vancouver                     China Oil and Gas Corporation (09/96 - 10/97);
  British Columbia              Richie Petroleum Corp. (03/95 -08/96)
  Canada  V6C 1X8


                  During the fiscal year ended June 30, 2000, the Company's Board of Directors met six times. All directors other than Mr. Levy and Mr. Chin (who were not appointed to the Board of Directors until February, 2000 and October, 2000, respectively) attended at least 75% of these meetings.

                  No director who receives a salary from the Company or its subsidiaries is paid any fees to serve as a director or as a member of any committee of the Board of Directors.

                  The director not receiving a salary from the Company, Mr. Levy (the "Outside Director"), has not been paid any fee for his services as a director or as a member of the Audit Committee.

                  The Board of Directors currently has an Audit Committee, which consists of Mr. Levy. The Board of Directors has not yet adopted a written Charter for the Audit Committee. The Audit Committee recommends to the Board of Directors the appointment of the independent public accountants. The Audit Committee reviews and considers the comments from the independent public accountants with respect to internal accounting controls and the consideration given or corrective action taken by management to weaknesses, if any, in internal controls. The Audit Committee discusses matters of concern to the Committee, the independent public accountants or management relating to the Company's financial statements or other results of the audit. It also meets with the Company's chief financial officer regarding internal auditing matters and controls. Based on these discussions and reviews, the Audit Committee has recommended to the Board of Directors that the audited financials be included in the Company's Annual Report on Form 10-K.

                  The Board does not have a nominating committee or a compensation committee. The Board performs the functions of a nominating committee and will consider nominees recommended by shareholders in the event that any vacancies arise. Recommendations should be submitted to the Board in care of the Secretary of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.



       PROPOSAL 2 AND PROPOSAL 3. AMENDMENTS TO ARTICLES OF INCORPORATION.

                  On June 28, 2000, the Board unanimously approved a resolution recommending the advisability of, and submission to the shareholders for approval of, a proposal to amend the Company's Articles of Incorporation to increase the maximum number of authorized shares of Common Stock of the Company from 50,000,000 shares to 100,000,000 shares. On September 28, 2000, the Board unanimously approved a resolution recommending the advisability of, and submitting to the shareholders for approval of, a proposal to amend the Company's Articles of Incorporation to authorize 10,000,000 shares of preferred stock (the "Preferred Stock").

                  If these proposals are adopted by the shareholders of the Company, Article Fourth of the Articles of Incorporation would be amended and restated in its entirety, as follows:

                  "The corporation is authorized to issue 100,000,000 shares of common stock with a par value of $0.001 per share, which shares may be issued by the corporation from time to time for such consideration as may be fixed from time to time by the Board of Directors. In addition, the corporation is authorized to issue 10,000,000 shares of preferred stock in one or more classes or series, which shares may be issued by the corporation from time to time for such consideration as may be fixed from time to time by the Board of Directors, and which shares shall have such voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designations for each class or series as may described in the in the resolution or resolutions of the Board of Directors before the issuance of such shares."

                  The proposed increase in the number of authorized shares of the Company will provide additional shares for issuance, without the delay and expense of further shareholder approval, at such time and for such proper corporate purposes as the Board of the Company may in the future deem advisable. Such shares may be issued if and when the Company's Board decides it is in the best interest of the Company to do so which may include, without limitation, issuances (i) as part of an acquisition transaction; (ii) to obtain funds through the sale of the Company's Common Stock; (iii) to declare a stock split or stock dividend; (iv) in respect of an employee benefit or stock plan; or (v) for other corporate purposes.

                  This amendment will also provide the Board of Directors the authority to issue from time to time one or more series of Preferred Stock, the specific terms, rate of dividends, preferences and conditions of which will determined by the Board prior to each issuance, without further shareholder approval. The Board does not have any current plans to issue any Preferred Stock, and adoption of Proposal 2 will not cause any current change to the Company's outstanding capitalization. However, the Board of Directors believes that having preferred stock authorized in the Company's Articles of Incorporation will provide the Board with greater flexibility in raising capital for the Company. The use of Preferred Stock may permit the Company to raise capital without diluting the voting interests or ownership interests of current holders of the Common Stock. Permitting the Board to set the terms, rates, conditions and preferences of any issuance of any series of Preferred Stock at the time the stock is issued, without further shareholder approval, will permit the Board to exercise the maximum flexibility and will allow the Board to react to changing market conditions or business opportunities which require additional capital. In certain situations, issuance of a series of Preferred Stock could hinder the ability of a third-party to take control of the Company.

                  Unless required by applicable law, the rules of the NASD, the Company's Articles of Incorporation or the Company's By-Laws, it is not anticipated that the Company will solicit the votes of shareholders prior to the issuance of the Company's Common Stock or Preferred Stock for any of the purposes described above.

                  If additional shares of the Company's Common Stock were to be issued in the future out of the authorized shares contemplated by this Proposal 2 and if such additional shares of Common Stock issued to anyone other than the then existing holders of the Company's Common Stock, the percentage interest of such existing holders in the Company's Common Stock would be reduced. Although the existence or issuance of authorized but unissued shares of stock could, under certain circumstances, have an anti-takeover effect, by diluting the percentage ownership of persons seeking to obtain control of the Company, the Company has no present intention to issue such shares for anti-takeover purposes.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE "FOR" PROPOSAL 2 AND PROPOSAL 3.



                     PROPOSAL 4: REINCORPORATION IN DELAWARE

INTRODUCTION

                  For the reasons set forth below, the Board of Directors of the Company believes that it is in the best interests of the Company and its shareholders to change the jurisdiction of incorporation of the Company from Nevada to Delaware (the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE PROPOSED REINCORPORATION. Throughout this Proxy Statement, the term "CathayOnline Nevada" or the "Company" refers to CathayOnline Inc., the existing Nevada corporation, and the term "CathayOnline Delaware" refers to CathayOnline Inc., the new Delaware corporation, a wholly owned subsidiary of CathayOnline Nevada, which is the proposed successor to CathayOnline Nevada pursuant to the Delaware Reincorporation.

                  As discussed below, the principal reason for the Proposed Reincorporation is to permit the Company to take advantage of the greater flexibility of Delaware corporation law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. The proposed Certificate of Incorporation for CathayOnline Delaware (the "Delaware Certificate"), set forth as Appendix A hereto, is substantially similar to the Articles of Incorporation currently in effect for CathayOnline Nevada (the "Existing Articles"). Certain differences, including the following, are discussed below:

                  - The shareholders of CathayOnline Delaware will be unable to act by written consent in lieu of a meeting unless the action proposed to be taken, and the taking of the action by written consent, are approved in advance by the board of directors of CathayOnline Delaware;

                  -   The shareholders will be unable to compel the President of
                      CathayOnline   Delaware  to  call  a  special  meeting  of
                      shareholders;

                  -   Any  business not  specifically  stated in the notice of a
                      special  meeting  of  the   shareholders  of  CathayOnline
                      Delaware cannot be conducted at the special meeting; and

                  - Shareholder nominations for the election of directors at a meeting of shareholders and proposals for the conduct of business at an annual meeting of shareholders will have to be made in advance of the meeting of shareholders.

                  The Proposed Reincorporation is not being proposed in order to prevent an unsolicited takeover attempt, and the Company's Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Company's Board of Directors or take any action that would materially affect the governance of the Company.

                  The Proposed Reincorporation will be affected by merging CathayOnline Nevada with and into CathayOnline Delaware (the "Merger"). Upon completion of the proposed Merger, CathayOnline Nevada, as a corporate entity, will cease to exist and CathayOnline Delaware will continue to operate the business of the Company under its current name, CathayOnline Inc.

                  Pursuant to the proposed Agreement and Plan of Merger, in substantially the form attached hereto as Appendix B (the "Merger Agreement"), each outstanding share of Common Stock (the "Common Stock") will be automatically converted into one share of CathayOnline Delaware common stock, par value $0.001 per share (the "Delaware Common Stock"), upon the effective date of the proposed Merger. EACH STOCK CERTIFICATE REPRESENTING ISSUED AND OUTSTANDING SHARES OF COMMON STOCK WILL CONTINUE TO REPRESENT THE SAME NUMBER OF SHARES OF THE DELAWARE COMMON STOCK. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CATHAYONLINE DELAWARE. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE. The Common Stock is included for quotation on the Nasdaq Bulletin Board under the symbol "CAOL.OB" and, after the proposed Merger, the Delaware Common Stock will continue to be included for quotation on the Nasdaq Bulletin Board without interruption, under the same symbol "CAOL.OB" as the shares of Common Stock are currently traded.

                  Under Nevada law and pursuant to the Existing Articles, the vote of the shareholders holding shares of the Company entitling them to exercise at least a majority of the voting power is required to approve and adopt the Merger Agreement and the transactions contemplated thereby. The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the annual meeting of shareholders. However, pursuant to the Merger Agreement, the proposed Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors of the Company (except that certain principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date.

                  The discussion set forth below is qualified in its entirety by reference to the proposed Merger Agreement (see Appendix B), the Existing Articles, the Existing By-laws, the proposed Delaware Certificate (see Appendix
A), and the proposed Delaware Bylaws (see Appendix C).

                  APPROVAL OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE AND THE DELAWARE BYLAWS AND ALL PROVISIONS THEREOF.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

                  The  following   describes  the  advantages  to  changing  the
jurisdiction of incorporation of the Company from Nevada to Delaware:

                  Prominence, Predictability and Flexibility of Delaware Law. For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized in Delaware. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing policies with respect to corporate legal affairs.

                  Increased Ability to Attract and Retain Qualified Directors. Both Nevada and Delaware law permit a corporation to include a provision in its charter that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The Company believes that, in general, Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Nevada law. This will help the Company to recruit and retain qualified directors.

                  Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors of a corporation such as the "business judgment rule" and other standards. The Company believes that its shareholders will benefit from the well-established principles of corporate governance under Delaware law.

                  No Change in Board Members, Business, Management or Location of Principal Facilities of the Company. The Proposed Reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the Merger) or location of the principal facilities of the Company. All warrants of the Company will be assumed and continued by CathayOnline Delaware, and each warrant of CathayOnline Nevada will automatically be converted into a warrant to purchase the same number of shares of Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of the assumption of these plans by CathayOnline Delaware. As noted above, after the proposed Merger, shares of Delaware Common Stock will continue to be included for quotation on the Nasdaq Bulletin Board and under the same symbol "CAOL.OB" as the shares of Common Stock are currently traded. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that CathayOnline Nevada's rights and obligations under such material contracts will continue and be assumed by CathayOnline Delaware.

ANTITAKEOVER IMPLICATIONS

                  Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporation's certificate of incorporation or bylaws or otherwise. The Proposed Reincorporation is NOT being proposed in order to prevent such a change in control, and the Board of Directors of the Company is not aware of any current attempt to acquire control of the Company or to obtain representation on the Company's Board of Directors. The Board of Directors of the Company, however, believes that future unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons:

                    - a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

                    - a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions;

                    - a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits; and

                  By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board of directors can and should take account of the underlying and long-term values of the business, technology and other assets, the possibility of alternative transactions on more favorable terms, anticipated favorable developments in the business not yet reflected in the stock price and equality of treatment among all shareholders.

                  Certain aspects of the Proposed Reincorporation may have the effect of deterring hostile takeover attempts. Section 203 of the General Corporation Law of the State of Delaware ("DGCL") restricts certain "business combinations" with "interested shareholders" for three years following the date that a person becomes an "interested shareholder," unless the board of directors of the corporation approves the business combination. CathayOnline Delaware may choose to opt out of this provision but currently does not intend to do so.

                  Despite the belief of the Company's Board of Directors as to the benefits to its shareholders of the Proposed Reincorporation, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Company's Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or their cost basis in such shares. As a result of such effects of the Proposed Reincorporation, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Company's Board of Directors to resist a takeover or change in control of the Company, such provisions could make it more difficult to change the existing board and management.

THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY AND THE CERTIFICATE OF INCORPORATION AND BYLAWS OF CATHAYONLINE DELAWARE

                  The provisions of the proposed Delaware Certificate and the proposed bylaws of CathayOnline Delaware (the "Delaware Bylaws") are substantially similar to those of the Existing Articles and the existing By-laws of the Company (the "Existing By-laws"), with certain differences such as:

                  - The shareholders of CathayOnline Delaware will be unable to act by written consent in lieu of a meeting unless the action proposed to be taken, and the taking of the action by written consent, are approved in advance by the board of directors of CathayOnline Delaware;

                  -   The shareholders will be unable to compel the President of
                      CathayOnline   Delaware  to  call  a  special  meeting  of
                      shareholders;

                  -   Only business stated in the notice of a special meeting of
                      the   shareholders  of   CathayOnline   Delaware  will  be
                      conducted at a special meeting; and

                  - Shareholder nominations for the election of directors at a meeting of shareholders and proposals for the conduct of business at an annual meeting of shareholders will have to be made in advance of the meeting of shareholders.

                  While  the  Company  has  no  present   intention  to  do  so,
CathayOnline Delaware could, in the future, implement certain other changes by amendment to the proposed Delaware Certificate or the proposed Delaware Bylaws.

                  The following discussion of the proposed Delaware Certificate and Delaware Bylaws is qualified by reference to Appendix A and Appendix C hereto, respectively. For a more detailed explanation, see "-- Significant Differences Between the Corporation Law of Nevada and Delaware."

                  Authorized Capital Stock. The Existing Articles currently authorize the Company to issue up to 50,000,000 shares of Common Stock. If Proposal 2, Proposal 3 and the Proposed Reincorporation are all approved by the shareholders, the proposed Delaware Certificate will authorize CathayOnline Delaware to issue up to 100,000,000 shares of Delaware Common Stock and 10,000,000 shares of preferred stock, and will permit CathayOnline Delaware's board of directors to determine the voting powers, designations, preferences, limitations, restrictions and relatives rights for each class or series of the authorized and unissued preferred stock. If the shareholders approve the Proposed Reincorporation but not Proposal 2 and Proposal 3, the proposed Delaware Certificate will authorize CathayOnline Delaware to issue up to 50,000,000 shares of Delaware Common Stock and no preferred stock.

                  Limitation of Liability of Directors or Officers. The Existing Articles and the proposed Delaware Certificate both provide for the elimination of personal liability of directors and officers to the maximum extent permissible under the law of the respective states. The Existing Articles, in accordance with Nevada law, limit the personal liability of directors or officers of the Company for breaches of fiduciary duty other than for acts or omissions which involve intentional misconduct, fraud or knowing violations of law and for payment of dividends in violation of Nevada law. The proposed Delaware Certificate, in accordance with Delaware law, limits the personal liability of directors for breaches of fiduciary duty other than for (i) breaches of the duty of loyalty to CathayOnline Delaware or its shareholders,
(ii) acts or missions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful purchase or redemption of stock, or (iv) any transaction from which a director derived an improper personal benefit. Thus, the proposed Delaware Certificate may not limit the personal liability of directors of CathayOnline Delaware to as great an extent as the Existing Articles.

                  In addition, in compliance with Delaware law, the proposed Delaware Certificate only limits the personal liability of directors of CathayOnline Delaware as opposed to both directors and officers under the Existing Articles.

                  Removal of Directors. The Existing By-laws provide that any director may be removed with or without cause at any time by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of CathayOnline Nevada at a special meeting of the shareholders called for that purpose, and may be removed for cause by action of the Board. Similarly, the proposed Delaware Bylaws provide that any director or the entire board of directors may be removed with or without cause by the holders of a majority of the voting power of the outstanding shares of capital stock of CathayOnline Delaware entitled to vote at an election of directors.

                  Filling Vacancies on the Board of Directors. The Existing By-laws, in accordance with Nevada law, provide that vacancies on the Company's Board of Directors may be filled by a majority vote of the remaining directors, though less than a quorum. The proposed Delaware Bylaws, in accordance with the DGCL, similarly provide that vacancies on the board of directors of CathayOnline Delaware may be filled by a majority of the remaining directors, although less than a quorum.

                  Power to Call Special Shareholders' Meetings. The Existing By-laws provide that special meetings of shareholders may be called by the President or by the Board of Directors, and must be called by the President or the Secretary at the written request of the holders of 10% of the shares then outstanding and entitled to vote thereat. The proposed Delaware Certificate and Delaware Bylaws, by contrast, provide that special meetings of shareholders may only be called by the President or by the Board of Directors and not by any other person. The proposed Delaware Bylaws do not permit ten (10%) or more of the issued and outstanding shares of voting stock of CathayOnline Delaware to compel the President, by their written request, to call a special meeting of shareholders.

                  Notice of Shareholder Business and Nominations. The Existing By-laws do not specifically require shareholders to notify the Company of any proposed business to be transacted at an annual meeting of shareholders or of any proposed nominations for the election of directors. By contrast, the proposed Delaware Bylaws require advance written notice of a shareholder's intention to propose to nominate a director for election to the board of directors of CathayOnline Delaware or to propose business to be conducted at an annual meeting of the shareholders of CathayOnline Delaware. Such advance notice must be timely, which, in general, requires it to be delivered to the Secretary of CathayOnline Delaware at the principal executive offices of CathayOnline Delaware no later than the ninetieth (90th) day or earlier than the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting. In addition, the proposed Delaware Bylaws provide that the shareholder must attend the shareholders' meeting to present any proposed nomination or business in order for such nomination or business to be considered at the shareholders' meeting.

                  Amendment of Bylaws. The Existing By-laws permit the Board of Directors to amend the Existing By-laws, except that the board does not have power to change  the  quorum  for  meetings  of  shareholders  or to change  any provisions of the by-laws with respect to the removal of directors or the filling of vacancies in the board resulting from the removal by the shareholders. The proposed Delaware Bylaws provide that the Delaware Bylaws may be amended or repealed and new Delaware Bylaws adopted by the vote of a majority of directors present at a meeting at which a quorum of the board of directors is present.

                  Actions By Written Consent of Shareholders. The Existing Articles and the Existing By-laws do not prohibit shareholder action by written consent in lieu of a meeting. The proposed Delaware Certificate, by contrast, prevents the shareholders of CathayOnline Delaware from acting by written consent in lieu of a meeting of shareholders unless the action proposed to be taken, and the taking of the action by written consent, are approved in advance by the board of directors of CathayOnline Delaware.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEVADA AND DELAWARE

                  CathayOnline Nevada is incorporated under the laws of the State of Nevada. Upon the approval of the Proposed Reincorporation, CathayOnline Delaware will be incorporated under the laws of the State of Delaware. On consummation of the proposed Merger, the shareholders of the Company, whose rights currently are governed by Nevada law, the Existing Articles and the Existing By-laws, will become shareholders of a Delaware company, CathayOnline Delaware, and their rights as shareholders will then be governed by Delaware law, the proposed Delaware Certificate and Delaware Bylaws.

                  Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and shareholders should refer to the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Business Corporation Act ("Nevada law") for information concerning how these laws apply to the Company and CathayOnline Delaware.

                  Classified Board of Directors. The DGCL permits a Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the shareholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. The Company currently does not have a classified board, nor will CathayOnline Delaware's board of directors be classified in connection with the proposed Merger.

                  Removal of Directors. With respect to removal of directors, under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the DGCL, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

                  Special Meetings of Shareholders. The DGCL permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law does not address the manner in which special meetings of shareholders may be called. As previously discussed, the Existing By-laws provide that special meetings of shareholders may be called by the President or by the Company's Board of Directors, and must be called by the President at the written request of the holders of 10% of the shares outstanding and entitled to vote. In contrast, the proposed Delaware Certificate and Delaware Bylaws do not provide that the President must call a special meeting of the shareholders if 10% or more of the issued and outstanding shares of voting stock of CathayOnline Delaware request in writing.

                  In addition, the DGCL provides that if an annual meeting for the election of directors is not held for a period of thirty (30) days from the date designated, or action by written consent in lieu of an annual meeting has not been taken for a period of thirty (30) days after the date designated, or if no date has been designated for a period of thirteen months after the last annual meeting or last action by written consent in lieu of an annual meeting, a shareholder or director may apply to the Court of Chancery of the State of Delaware for an order to hold an annual meeting of shareholders for the purpose of electing directors.

                  Cumulative Voting. Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Shareholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors. Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. The Company opted out of cumulative voting by not including such a provision in the Existing Articles. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. The proposed Delaware Certificate also does not provide for cumulative voting in the election of directors. Because neither the Company nor CathayOnline Delaware utilizes cumulative voting, there will be no difference in shareholders' rights with respect to this issue.

                  Vacancies. Under the DGCL, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The Existing By-laws and the proposed Delaware Bylaws address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter shareholders' rights with respect to filling vacancies.

                  Indemnification  of Officers and Directors and  Advancement of
Expenses. The DGCL and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. The DGCL and Nevada law differ in the extent to which they provide for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. Neither the Existing Articles nor the Existing By-laws currently provide for the mandatory advancement of expenses of directors and officers. In contrast, the proposed Delaware Certificate provides for mandatory advancement of expenses of directors and officers.

                  Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain specified conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The proposed Delaware Certificate will limit the liability of directors to CathayOnline Delaware to the fullest extent permitted by law.

                  While Nevada law also permits the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada statute differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, in contrast to the DGCL, Nevada law permits limitation of liability arising from a breach of the duty of loyalty. The Existing Articles limits the personal liability to the Company of both directors and officers. The proposed Delaware Certificate adopts a narrower limitation on liability, and officers will therefore remain potentially liable to CathayOnline Delaware. CathayOnline Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of the DGCL and the proposed Delaware Certificate.

                  Dividends. The DGCL is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the DGCL provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

                  Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

                  Restrictions on Business Combinations. Both the DGCL and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder. Under the DGCL, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 shareholders, is not permitted to engage in a business combination with any interested shareholder for a three-year period following the time when such shareholder became an interested shareholder, unless (i) the transaction resulting in a person becoming an interested shareholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested shareholder; (ii) the interested shareholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested shareholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested shareholder. The DGCL defines "interested shareholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

                  Nevada law regulates business combinations more stringently. First, an "interested shareholder" is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested shareholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested shareholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested shareholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute by inserting appropriate provisions in its articles of incorporation. Neither the Existing Articles nor the proposed Delaware Certificate contain provisions to opt out of the interested shareholder restrictions described above.

                  Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both the DGCL and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both the DGCL and Nevada law also provide that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and the DGCL permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

                  Actions by Written Consent of Shareholders. Both Nevada law and the DGCL provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing. The Existing Articles do not limit shareholder action by written consent. By contrast, however, the proposed Delaware Certificate does limit shareholder action by written consent. Pursuant to the proposed Delaware Certificate, the shareholders of CathayOnline Delaware will be unable to act by written consent in lieu of a meeting unless the action proposed to be taken, and the taking of the action by written consent, are approved in advance by the board of directors of CathayOnline Delaware.

                  Shareholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. The DGCL does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

                  Dissenters' Rights. In both jurisdictions, dissenting shareholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a shareholder to receive cash equal to the fair value of the shareholder's shares, in lieu of the consideration such shareholder would otherwise receive in any such transaction.

                  Under the DGCL, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holder, plus cash in lieu of fractional shares of such corporations; or
(c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

                  Under Nevada law, a shareholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of the consummation of a plan of merger or plan of exchange in which the corporation is a party and to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares any corporate action taken pursuant to a vote of the shareholders. As with the DGCL, Nevada law provides an exception to dissenters' rights. Holders of securities
(i) listed on a national securities exchange or designated as a National Market security on an interdealer quotation system by the NASD, (ii) held by more than 2,000 shareholders of record, or (iii) who are not required to vote on the plan of merger, are generally not entitled to dissenters' rights, unless (A) the articles of incorporation of the corporation issuing the shares provide otherwise or (B) the holders of the class or series are required to accept anything other than (or a combination of such consideration) cash, owner's interest, or cash in lieu of fractional shares and owner's interest in the surviving entity or another entity whose shares were listed on a national exchange, the NASD or held by at least 2,000 holders of record.

                  Shareholder Inspection Rights. The DGCL grants any shareholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its shareholders, and its other records. A proper purpose is one reasonably related to such person's interest as a shareholder. Directors also have the right to examine the corporation's stock ledger; a list of its shareholders and it's other records for a purpose reasonably related to their positions as directors.

                  Nevada law provides the right to inspect the corporation's financial records for only a shareholder who (i) owns at least 15% of the corporation's issued and outstanding shares, or (ii) has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares. To inspect the corporation's stock ledger, the shareholder must have been a shareholder of record for six months prior to demanding inspection.

                  Shareholder Derivative Suits. Under both the DGCL and Nevada law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or the shareholder acquired the stock thereafter by operation of law.

                  Dissolution.  Under  Nevada law, if a  corporation  has issued stock, the board of directors must act to recommend dissolution of the corporation to the shareholders to effect a dissolution of the corporation. The corporation must notify each shareholder entitled to vote on dissolution and the shareholders entitled to vote thereon must approve the dissolution. Under the DGCL, unless the board of directors of a Delaware corporation approves the proposal to dissolve, the dissolution must be unanimously approved by the written consent of shareholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a majority of the shareholders of the corporation entitled to vote thereon.

                  Interested Director Transactions. Under both Nevada and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under Nevada and Delaware law.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the material U.S. federal income tax consequences of the proposed Merger to CathayOnline Nevada and its shareholders. The Company believes that the proposed Merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that for federal income tax purposes:

                  (a) Neither CathayOnline Nevada nor its shareholders will recognize any gain or loss by reason of the exchange of CathayOnline Nevada Common Stock for CathayOnline Delaware Common Stock, or the transfer of assets (subject to liabilities) by CathayOnline Nevada to CathayOnline Delaware in connection with the Merger.

                  (b) The shares of CathayOnline Delaware Common Stock issued as a result of the Merger in the hands of a shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of CathayOnline Nevada Common Stock (less that portion, if any, allocable to fractional shares) held by that shareholder immediately prior to the Merger.

                  (c) The holding period of the shares of CathayOnline Delaware Common Stock issued as a result of the Merger in the hands of a shareholder will include the period during which the shareholder held the shares of CathayOnline Nevada Common Stock prior to the Merger provided the shares of CathayOnline Nevada Common Stock were held as a capital asset at the effective time of the Merger.

                  The tax analysis and conclusions stated above are limited to certain U.S. federal income tax consequences of the proposed Merger. Tax consequences to foreign persons may vary depending on the law of the applicable jurisdiction. Each shareholder is urged to consult such shareholder's tax advisor to determine the specific tax consequences of the proposed Merger to such shareholder.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION.


                             EXECUTIVE COMPENSATION

                  The following table summarizes the total compensation of the chief executive officer and the four other most highly compensated executive officers of the Company for the fiscal year ended June 30, 2000, as well as the total compensation paid to each such individual for the Company's two previous years.

                                             SUMMARY COMPENSATION TABLE (6)

                                                                                         Long-Term
                                                                                        Compensation
                                                  Annual Compensation                       Award
                                     ---------------------------------------------   ------------------
Name and Principal                                                  Other Annual         Securities         All Other
Position                    Year       Salary        Bonus          Compensation         Underlying        Compensation
                                                                                           Options
Brian Ransom                   2000      $60,000             -                     -                  -          $241,500
   President1                  1999      $25,000             -                     -
                               1998                                                -


Owen Li                        2000     $120,000       $60,000                     -                  -           $69,000
   Director3
Glenn R. Ohlhauser             2000       $5,078             -                     -                  -                 -
  Chief Financial
  Officer

Peter Lau                      2000            -             -        $67,500                         -          $172,500
  Secretary2

Yuning Wang                    2000      $23,453             -                     -                  -           $34,500
  Vice President,
  China Operations




                  1. Other compensation to Mr. Ransom includes 175,000 shares of Common Stock issued to Mr. Ransom in consideration of services rendered, which shares were valued at $1.38 each.
                  2. Annual compensation to Mr. Lau includes 27,000 shares of Common Stock issued to Mr. Lau pursuant to his management agreement, which shares were valued at an aggregate of $31,500. Other compensation to Mr. Lau, which includes 125,000 of Common Stock issued to Mr. Lau in consideration of services rendered, which shares were valued at $1.38 each.
                  3. Owen Li receives $10,000 per month pursuant to his management agreement, of which $6,500 is paid in cash with the remainder payable in shares with number of shares calculated at market less 10%. Owen Li was paid $78,000 cash and issued 46,501 shares and as at June 30, 2000 was owed and additional 8,504 shares under that agreement. Pursuant to the agreement he was issued 120,000 shares at $.50 each, a portion of which will be distributed to other employees. Other compensation includes an additional 50,000 shares issued to Owen Li for services rendered, which shares were valued at $1.38 each.
                  4. Other compensation to Yuning Wang includes 25,000 shares of common stock, issued in consideration of services rendered which shares were valued at $1.38 each.

                  The  Company  has  no  bonus,   profit  sharing,   pension  or
retirement plans.


                         WARRANTS GRANTED IN FISCAL YEAR

                  The following table sets forth information concerning the grant of common stock purchase warrants to the directors and executive officers of the Company.

                                Individual Grants
                                               Percent of                                 Potential Realizable Value
                                               Total                                      at Assumed Annual Rates of
                                               Warrants                                   Stock Price Appreciation
                         Number of             Granted to                                 for Warrant Term (2)
                         Securities            Employees     Exercise       Expiration
                         Underlying Warrants   in Fiscal     Price
Name                     Granted (#)            Year (%)     ($/Shares)(1)  Date               5%            10%
----                     -----------           ---------     -------------  ----               --            ---

Brian W. Ransom                  15,000,000      68.3%             $0.33      10/26/02        $900,000   $1,950,000
Glenn R. Ohlhauser                        0       0 %                N/A           N/A             N/A          N/A
Peter S. Lau                      1,500,000       6.8%             $0.33      10/26/02         $90,000     $195,000
Owen L. Li                        1,500,000      6.8 %             $0.33      10/26/02         $90,000     $195,000
Yuning Wang                       1,500,000       6.8%             $0.33      10/26/02         $90,000     $195,000

(1) Common stock purchase warrants were granted at an exercise price equal to [the fair market value] of the Common Stock based on the [closing bid price] for the Common Stock as reported on the Nasdaq Bulletin Board on the date of the grant.


(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by applicable regulations of the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the stock price. Assumes all warrants are exercised at the end of their respective terms. Actual gains, if any, on stock warrant exercises depend on the future performance of the Common Stock and overall market conditions. The amounts reflected in this table may not be achieved.


                              OPTION EXERCISES AND
                          FISCAL YEAR-END OPTION VALUES

                  The following table sets forth information concerning the exercise of common stock purchase warrants during fiscal year ended June 30, 2000 by the directors and executive officers and their options outstanding at fiscal year-end.

                        Shares        Value         Number of Securities Underlying    Value of Unexercised In-The
                        Acquired on   Realized      Unexercised Warrants at Fiscal     Money Warrants at Fiscal Year
                                                    Year End                           End (2)
Name                    Exercise      (1)           Exercisable      Unexercisable     Exercisable     Unexercisable
----                    --------      ---           -----------      -------------     -----------     -------------

Brian W. Ransom                  0            $0      15,000,000                  0      $1,612,500              $0
Peter S. Lau                     0            $0       1,500,000                  0        $161,250              $0
Owen L. Li                       0            $0       1,500,000                  0        $161,250              $0
Yuning Wang                      0            $0       1,500,000                  0        $161,250              $0

(1) "Value Realized" represents the fair value of the underlying securities on the exercise date, minus the exercise price of such warrants.


(2) Amounts equal the closing price of the Common Stock on June 30, 2000 ($0.4375 per share), less the warrant exercise price, multiplied by the number of shares exercisable or unexercisable.


                              EMPLOYMENT CONTRACTS

                  In October 1999, the Company entered into an employment agreement with Mr. Brian Ransom. This agreement provides that Mr. Ransom will serve as Chief Executive Officer and President for a period of two years at an annual compensation of $60,000 for his services, a monthly bonus based upon the number of Web-based professional messaging e-mail accounts resold by the Company during the term of his employment, and a warrant to purchase up to an aggregate of 15,000,000 shares of Common Stock at $0.33 per share. Mr. Ransom's annual salary was increased from $60,000 to $120,000 effective August 1, 2000. Either the Company or Mr. Ransom may terminate his employment agreement with or without cause on sixty day's prior written notice.

                  On June 29, 1999, CathayOnline Technologies (Hong Kong) Ltd., a subsidiary of the Company, entered into a Management Agreement with Mr. Owen Li, a director of the Company and the President of Sichuan CathayOnline Technologies Co., Ltd. ("Sichuan CathayOnline") to serve as the General Manager of that entity for a period of three years. During the term of the Management Agreement, Mr. Li receives an aggregate of $10,000 per month payable as follows:
(i) $6,500 in cash, (ii) $3,500 in Common Stock of the Company, based on a 10% discount from the average bid price per share of Common Stock for the last five trading days of each month. Mr. Li also is entitled to receive additional shares of Common Stock of the Company based on the achievement of certain milestones by Sichuan CathayOnline, some of which shares will be given to other employees of Sichuan CathayOnline as employee incentive. In addition, the Company has issued to Mr. Li warrants to purchase up to 1.5 million shares or the Company's Common Stock. The warrants are exercisable for a period of three years at an exercise price of $0.33 per share. Mr. Li has agreed that he will not engage in any business or activities, which are in competition with that of Sichuan CathayOnline. The Company may terminate the agreement if Mr. Li fails to perform his obligations under the agreement. Mr. Li may also terminate the agreement if the Company fails to pay Mr. Li's compensation in accordance with the agreement.

                  In October 1999, we entered into a Consulting Agreement with Peter Lau, a director of the Company, to serve as Chief Financial Officer of the Company for a period of one year. The Company agreed to pay Mr. Lau a consulting fee of $4,000 per month and to issue to Mr. Lau 3,000 shares of Common Stock in each month during the term of the agreement. In addition, the Company agreed to pay Mr. Lau (i) a fee equal to 3% of the proceeds provided to the Company from any financing or loan obtained through Mr. Lau; (ii) a fee, in cash, stock or warrants, equal to [5% of the gross value] of any merger, acquisition or disposition to a party introduced to the Company by him; (iii) an additional undetermined fee for serving on the Board of Directors; and (iv) a bonus to be determined. In addition, the Company has issued to Mr. Lau warrants to purchase up to 1.5 million shares of Common Stock. The warrants are exercisable for a period of three years at an exercise price of $0.33 per share.

                  In May 2000, the Company entered into an employment contract with Mr. Glenn Ohlhauser, who subsequently became the Chief Financial Officer of the Company. The Company agreed to pay an annual salary of Cdn$90,000 and to issue 50,000 shares after three months of employment. In addition, after three months of employment, the Company agreed to issue Mr. Ohlhauser warrants to purchase up to 150,000 shares of Common Stock. The warrants are exercisable for a period of three years at an exercise price of $1.00 per share.



                         BENEFICIAL OWNERSHIP OF SHARES

                  The following table presents certain information regarding the Company's Common Stock beneficially owned by each director, the Chief Executive Officer, the four other most highly compensated executive officers of the Company for the fiscal year ended June 30, 2000, each person who is known to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, and all directors and executive officers of the Company as a group as of June 30, 2000:

                                           Amount of                             Percent of Outstanding Shares of
Name of Beneficial Owner                   Beneficial Ownership                  Class Owned
-----------------------------------------  ------------------------------------  ------------------------------------
Brian W. Ransom 1                                          15,182,000                          21.3%

Owen L. Li 2                                                1,716,501                           2.4%

Peter S. Lau 3                                              1,652,000                           2.3%

Yuning Wang 4                                               1,525,000                           2.1%

Kenneth M. Levy                                                 7,000                              *

Glenn R. Ohlhauser 5                                                0                              *

Global Tech Holding 6                                       5,700,000                             8%

All officers and directors as a group (6                   20,082,501                          28.2%
persons) 7

                  1. Includes 15,000,000 shares issuable upon the exercise of common stock purchase warrants granted to Mr. Ransom on October 26, 1999 as partial compensation for the services he renders as President. The 15,000,000 warrants are exercisable for a period of three years commencing on the date of grant at an exercise price of $0.33 per share. Ten million of these warrants are held by a corporation all of the shares of which will be held in a trust of which Mr. Ransom is the sole beneficiary. The shares of Common Stock underlying the 15,000,000 warrants are not yet registered under the Securities Act of 1933, as amended (the "Securities Act").

                  2. Includes 1,500,000 shares issuable upon the exercise of common stock purchase warrants granted to Mr. Li on October 26, 1999 as compensation for services rendered to the Company. The warrants are exercisable for a period of three years commencing on the date of grant at an exercise price of $0.33 per share. The shares of Common Stock underlying these warrants are not yet registered under the Securities Act.

                  3. Includes 1,500,000 shares issuable upon the exercise of common stock purchase warrants granted to Mr. Lau on October 26, 1999 as compensation for services rendered to the Company. The warrants are exercisable for a period of three years commencing on the date of grant at an exercise price of $0.33 per share. The shares of Common Stock underlying these warrants are not yet registered under the Securities Act.

                  4. Includes 1,500,00 shares issuable upon the exercise of common stock purchase warrants granted to Mr. Wang on October 26, 1999 as compensation for services rendered to the company. The warrants are exercisable for a period of three years commencing on the date of grant at an exercise price of $0.33 per share. The shares of Common Stock underlying these warrants are not yet registered under the Securities Act.

                  5. Pursuant to Mr. Ohlhauser's employment agreement, the Company was to issue to him 50,000 shares (the issue of which is outstanding) and granted him common stock purchase warrants entitling him to purchase 150,000 shares. The warrants are exercisable for a period of three years commencing on the date of grant at an exercise price of $1.00 per share. The shares of Common Stock underlying these warrants are not yet registered under the Securities Act.

                  6. Includes 2,850,000 shares issuable upon the exercise of common stock purchase warrants attached to shares issued under a private placement. The warrants are exercisable for a period expiring two years after the common stock is registered under the Securities Act at an exercise price of $0.77 per share. The shares of Common Stock underlying these warrants are not yet registered under the Securities Act.

                  7. Figure includes only the first six individuals named in the table and assumes exercise of all convertible securities held by these individuals.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership with the Securities and Exchange Commission and the Company. Based upon its review of the copies of such forms received by it, and written representations from the officers and directors, the Company believes that, for the fiscal year ended June 30, 2000, Mr. Ohlhauser filed the required report in a timely manner. The other directors and officers of the Company have filed the required Forms 3, 4 and 5, but did not do so within the applicable deadline. Mr. Ransom has not filed any required reports of ownership under
Section 16(a) of the Exchange Act and will do so promptly.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  During the year ended June 30, 2000, the Company borrowed an aggregate of $790,000 from Lothian Bancorp Ltd., a private company controlled by Bruce Ransom, the brother of Brian Ransom, President of the Company. The Company has repaid this loan including interest of $13,857.

                  On June 30, 2000, the Company sold its interest in CMD Capital Limited ("CMD") to Premier Brands Inc. (now known as CathayOne, Inc. or "CathayOne") in consideration for 1,750,000 of shares of common stock of Premier Brands. Through this transaction, the Company received an equity interest in CathayOne, enabling the two companies to develop a strategic alliance. The Company may assist CathayOne in the implementation of a broad array of services, including Web hosting, Web development and strategic planning. Mr. Peter Lau, a director of the Company, is the Chief Executive Officer and a director of CathayOne and was the Chief Financial Officer of the Company at the time of the transaction. Mr. Brian Ransom, President of the Company, also is a director of CathayOne.

                   Brian Ransom, a director of the Company, was paid $60,000 by the Company pursuant to an employment agreement and was issued 175,000 shares of Common Stock at $1.38 per share for services rendered.

                   Peter Lau, a director of the Company, was paid $36,000 by the Company and issued 27,000 shares of Common Stock valued at $31,500 pursuant to a consulting agreement. An additional 125,000 shares were issued to him at $1.38 per share for other services rendered.

                   Owen Li, a director of the Company, was paid $78,000 and issued 32,284 shares of Common Stock pursuant for a management services agreement. Under the same agreement, Mr. Li was issued 120,000 shares of Common Stock at $0.50 per share, which are to be distributed to other employees. An additional 50,000 shares of Common Stock at $1.38 per share were issued to him for other services rendered.

                  During the fiscal year ended June 30, 2000, the Company paid consulting fees of approximately $156,750 to Lothian Bancorp Ltd. Lothian Bancorp Ltd is a private company controlled by Mr. Bruce Ransom the brother of the Company's president. Subsequent to June 30, 2000, the Company leased an apartment, which Mr. Bruce Ransom currently uses as personal residence.


                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                              SHAREHOLDER PROPOSALS

                  The Board is not aware of any other matters that will come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                  Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Company's proxy material relating to its 2001 annual meeting of shareholders, the shareholder proposal must be received by the Company no later than July 15, 2001. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Common Stock with a market value of $2,000 and must have held such Common Stock for at least one year. Further, the shareholder must continue to hold such Common Stock through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934. The timely submission of a proposal does not guarantee its inclusion in the Company's proxy materials.

                  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                  ANNUAL REPORT

                  For further information with respect to the Company, reference is made to the 2000 Annual Report of the Company, a copy of which has been mailed to all shareholders of the Company.



                                CATHAYONLINE INC.
                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Messrs. Brian W. Ransom and Peter Lau as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournment thereof, all shares of common stock, par value $0.001 per share, of CathayOnline Inc. that the undersigned is entitled to vote at the annual meeting of shareholders on Wednesday, November 29, 2000, at 10:00 a.m. and at any and all adjournments of such meeting.
(Continued and to be signed on reverse side)

----------------

                  This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 and 4

                  1.       ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

                           Nominees:

                           Brian W. Ransom

                           Peter Lau

                           Kenneth Levy

                           Jack Chin

                           Glenn R. Ohlhauser



                           FOR ALL NOMINEES ____     WITHHOLD ALL NOMINEES ____

                           FOR ALL NOMINEES EXCEPT AS NOTED BELOW:
                           ----------------------------------------------

                  2. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE MAXIMUM NUMBER OF AUTHORIZED SHARES OF THE COMPANY FROM 50,000,000 TO 100,000,000.

                           FOR ____         AGAINST ____      ABSTAIN ____

                  3. TO APPROVE AN AMENDMENT OF INCORPORATION OF THE COMPANY TO AUTHORIZE 10,000,000 shares of PREFERRED STOCK, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance.

                           FOR ____         AGAINST ____      ABSTAIN ____

                  4. TO APPROVE A CHANGE IN THE COMPANY'S JURISDICTION OF INCORPORATION FROM NEVADA TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ______

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: _____________________________ Date:_______________

Signature: _____________________________ Date:_______________

                                                                      APPENDIX A

                  FORM OF DELAWARE CERTIFICATE OF INCORPORATION

[NOTE: BRACKETED PROVISIONS WILL BE USED IF PROPOSAL 2 IS APPROVED BY THE SHAREHOLDERS OF THE COMPANY]

                          CERTIFICATE OF INCORPORATION
                                       OF
                                CATHAYONLINE INC.

                  I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

                  FIRST. The name of the corporation is CathayOnline Inc. (the "Corporation").

                  SECOND. The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                  THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  FOURTH. The Corporation is authorized to issue 50,000,000 [100,000,000] shares of common stock with a par value of $0.001 per share (the "Common Stock"), which shares may be issued by the Corporation from time to time for such consideration as may be fixed from time to time by the Board of Directors. [In addition, the Corporation is authorized to issue 10,000,000 shares of preferred stock (the "Preferred Stock") in one or more classes or series, which shares may be issued by the Corporation from time to time for such consideration as may be fixed from time to time by the Board of Directors.]

                  A.       Common Stock.

                  (1) Voting. Except as may otherwise be provided in this Certificate of Incorporation (including any certificate filed with the Secretary of State of the State of Delaware establishing the terms of a series of Preferred Stock in accordance with Section B of this Article FOURTH) or by applicable law, each holder of Common Stock, as such, shall be entitled to one
(1) vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote, and no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof.

                  (2) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.

                  (3) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock] the holders of the Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

                  B. Preferred Stock. The Board of Directors of the Corporation is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The voting powers, preferences and relative participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

                  FIFTH. The incorporator of the Corporation is Brian W. Ransom, whose mailing address is c/o CathayOnline Inc., 437 Madison Avenue, 33rd Floor, New York, New York 10022.

                  SIXTH. Except as otherwise provided for or fixed pursuant to the provisions of Article FOURTH, Subsection B of this Certificate of Incorporation relating to the rights of holders of any series of Preferred Stock provided by Article FOURTH, Subsection B of this Certificate of Incorporation, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors of the Corporation. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 80 percent in voting power of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article SIXTH.

                  SEVENTH. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

                  EIGHTH. Special meetings of the stockholders for any purpose or purposes may be called by the President or the Board of Directors, but such special meetings may not be called by any other person or persons. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 80 percent in voting power of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to amend, repeal or adapt any provision inconsistent with this Article EIGHTH.

                  NINTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any Bylaw whether adopted by them or otherwise.

                  TENTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

                  ELEVENTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article ELEVENTH.

                  The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed on this _____ day of ________________, 2000.


                                                          ----------------------
                                                          Brian W. Ransom
                                                          Incorporator

                                                                      APPENDIX B

                            FORM OF MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

OF

CATHAYONLINE INC.
(A NEVADA CORPORATION)

WITH AND INTO

CATHAYONLINE INC.
(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of [November ____], 2000 between CATHAYONLINE INC., a Nevada corporation
("CathayOnline Nevada"), and, CATHAYONLINE INC., a Delaware corporation ("CathayOnline Delaware").

RECITALS
WHEREAS, CathayOnline Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, CathayOnline Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

WHEREAS, the Board of directors of each of CathayOnline Nevada and CathayOnline Delaware deems it desirable to merge CathayOnline Nevada with and into CathayOnline Delaware so that CathayOnline Delaware is the surviving corporation on the terms provided herein (the "Merger").

NOW, THEREFORE,  in consideration of the mutual agreements  contained herein and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

ARTICLE I
MERGER

1.1 The Merger. Upon the Effective Date (as defined in Section 1.5) and subject to and upon the terms of conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the General Corporation Law of the State of Nevada (the "NGCL"), CathayOnline Nevada will merge with and into CathayOnline Delaware, the separate corporate existence of CathayOnline Nevada shall cease, and CathayOnline Delaware shall be the surviving corporation. CathayOnline Delaware is hereinafter sometimes referred to as the "Surviving Corporation".

1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations are as follows:

(a) CathayOnline Inc., a corporation organized under and governed by the laws of the State of Nevada with an address at 437 Madison Avenue, 33rd Floor, New York, New York 10022; and

(b) CathayOnline Inc., a corporation organized under and governed by the laws of the State of Delaware with an address at 437 Madison Avenue, 33rd Floor, New York, New York 10022.

1.3 Surviving Corporation. CathayOnline Inc., a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

1.4 Address of Principal Office of Surviving Corporation. The address of the principal office of CathayOnline Delaware as the Surviving Corporation shall be 437 Madison Avenue, 33rd Floor, New York, New York 10022.

1.5 Closing; Effective Date. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:

(a) This Agreement and the Merger shall have been adopted and recommended to the shareholders of CathayOnline Nevada by the board of directors of CathayOnline Nevada and approved by a majority of voting power of CathayOnline Nevada, in accordance with the requirements of the DGCL and the NGCL;

(b) This Agreement and the Merger shall have been adopted and approved by the board of directors of CathayOnline Delaware in accordance with the requirements of the DGCL;

(c) An executed Articles of Merger shall have been filed with the Secretary of State of the State of Nevada; and

(d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the NGCL. Without limiting the foregoing, on the Effective Date, all the property, rights, privileges, powers and franchises of CathayOnline Nevada shall vest in CathayOnline Delaware, as the Surviving Corporation, and all debts, liabilities and duties of CathayOnline Nevada shall become the debts, liabilities and duties of CathayOnline Delaware, as the Surviving Corporation.

1.7 Certificate of Incorporation; Bylaws.

(a) From and after the Effective Date, the Certificate of Incorporation of CathayOnline Delaware as in effect immediately prior to the Effective Date shall be the Certificate of Incorporation of the Surviving Corporation.

(b) >From and after the Effective Date, the Bylaws of CathayOnline Delaware as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

1.8 Directors and Officers of the Surviving Corporation. From and after the Effective Date, the directors or officers of CathayOnline Nevada serving as directors or officers of CathayOnline Nevada immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.


ARTICLE II
CONVERSION OF SHARES

2.1 Conversion of Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of CathayOnline Nevada, each share of common stock of CathayOnline Nevada, par value $0.001 per share ("Company Common Stock"), issued and outstanding or held in treasury immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation ("Delaware Common Stock"). Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of CathayOnline Nevada, each certificate which immediately prior to the Effective Date represented a share or shares of Company Common Stock shall represent an equivalent number of shares of Delaware Common Stock.

2.2 Delaware Common Stock. Upon the Effective Date, each share of Delaware Common Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or CathayOnline Delaware, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of Delaware Common Stock shall thereafter cease to have any rights with respect to such shares.

2.3      CathayOnline Nevada Employee Plans and Warrants.

(a) Upon the Effective Date, each outstanding and unexercised warrant or other right to purchase or security convertible into Company Common Stock shall become a warrant or right to purchase or a security convertible into Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Company Common Stock issuable pursuant to such warrant, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such CathayOnline Nevada warrant, stock purchase right or convertible security on the Effective Date.

(b) A number of Delaware Common Stock shall be reserved for issuance upon the exercise of warrants, stock purchase rights and convertible securities equal to the number of shares of Company Common Stock so reserved immediately prior to the Effective Date.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of CathayOnline Nevada. CathayOnline Nevada hereby represents and warrants to CathayOnline Delaware that:

(a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

(b) It is duly qualified to do business as a foreign corporation, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary;

(c) It is not in violation of any provisions of its articles of incorporation or bylaws; and

(d) It has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the shareholders of CathayOnline Nevada in accordance with the NGCL, consummate the Merger and the other transactions contemplated by this Agreement.

3.2 Representations and Warranties of CathayOnline Delaware. CathayOnline Delaware hereby represents and warrants to CathayOnline Nevada that:

(a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

(b) It is duly qualified to do business as a foreign corporation, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary;

(c) It is not in violation of any provisions of its certificate of incorporation or bylaws;

(d) It has full corporate power and authority to execute and deliver this Agreement and consummate the Merger and the other transactions contemplated by this Agreement; and

(e) This Agreement and the Merger contemplated hereby have been approved by the board of directors of CathayOnline Delaware in accordance with the DGCL. No vote of the shareholders of CathayOnline Delaware shall be necessary to approve this Agreement and authorize the Merger because no shares of CathayOnline Delaware have been issued prior to the adoption by the board of directors of CathayOnline Delaware of the resolution approving this Agreement.


ARTICLE IV
TERMINATION

4.1 Termination. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of directors of either CathayOnline Nevada or CathayOnline Delaware, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of CathayOnline Nevada.


ARTICLE V
FURTHER ASSURANCES

5.1 Further Assurances as to CathayOnline Nevada. From time to time, as and when required by CathayOnline Delaware or by its successors or assigns, there shall be executed and delivered on behalf of CathayOnline Nevada such deeds and other instruments, and there shall be taken or caused to be taken by CathayOnline Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by CathayOnline Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CathayOnline Nevada and otherwise to carry out the purposes of this Agreement, the officers and directors of CathayOnline Delaware are fully authorized in the name and on behalf of CathayOnline Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.


ARTICLE VI
MISCELLANEOUS

6.1 Amendment. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of CathayOnline Nevada and CathayOnline Delaware.

6.2 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by either of the parties hereto without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

6.3 Registered Office. The registered office of the Surviving Corporation in the State of Delaware shall be 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

6.4 Executed Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 437 Madison, Avenue, 33rd Floor, New York, New York 10022, and copies of this Agreement will be furnished to any shareholder of any of the parties hereto, upon request and without cost.

6.5 Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the NGCL.

6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.7 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.

CATHAYONLINE INC..
(A Nevada corporation)


By:  ________________________
Name: Brian W. Ransom
Title:  President


CATHAYONLINE INC..
(A Delaware corporation)


By:  _________________________
Name: Brian W. Ransom
Title:  President


~

~

Continued on next page

                                                                      APPENDIX C
                             FORM OF DELAWARE BYLAWS


                                    BYLAWS OF
                                CATHAYONLINE INC.
                            (A Delaware corporation)


                                    ARTICLE I

                                  STOCKHOLDERS

                  SECTION 1.01 Annual Meeting. If required by applicable law, the annual meeting of the stockholders shall be held for the election of directors at such date, place (either within or without the State of Delaware) and time as shall be designated by resolution of the Board of Directors. Any other business may be transacted at the annual meeting. If the Board of Directors shall fail to designate an annual meeting of the stockholders as set forth above, the annual meeting of the stockholders of the corporation shall be held during the month of November or December of each year as determined by the Board of Directors. If the election of the directors is not held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held as soon thereafter as is convenient.

                  SECTION 1.02 Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by the President or the Board of Directors, but such special meetings may not be called by any other person or persons. All business lawfully to be transacted by the stockholders may be transacted at any special meeting at any adjournment thereof. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of such meeting.

                  SECTION 1.03 Place of Meetings. Any meeting of the stockholders of the corporation may be held at its principal office or such other place within or without of the State of Delaware as the Board of Directors may designate.

                  SECTION 1.04 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, the secretary shall give to all stockholders entitled to vote at such meeting written notice, or other form of notice permitted by applicable law, of such meeting not less than ten
(10) days, nor more than sixty (60) days, before the date of such meeting unless otherwise provided by applicable law; which notice shall stated the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided herein, the notice shall be in writing (or other form of notice permitted by applicable law) and delivered personally or mailed to the stockholders at their addresses appearing on the books of the corporation. If mailed, the giving of such notice shall be deemed delivered the date the same is deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the corporation.

                  SECTION 1.05 Notice of Stockholder Business and Nominations.

                  (a) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section
1.05 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this
Section 1.05.

                  (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
(A)(1) of this Section 1.05, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made by the corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 14a-11 thereunder (and such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such annual meeting. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation.

                  (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 1.05 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 1.05 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

                  (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section 1.05 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1.05. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this
Section 1.05 shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) days following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

                  (c)  General.  (1) Only  such  persons  who are  nominated  in accordance with the procedures set forth in this Section 1.05 shall be eligible to be elected at an annual or special meeting of stockholders of the corporation to serve as directors and only such business shall be conduced at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.05. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.05 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(iv) of this
Section 1.05) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 1.05, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.05, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

                  (2) For purposes of this Section 1.05, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  (3) Notwithstanding  the foregoing  provisions of this Section
1.05, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.05. Nothing in this Section 1.05 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, as applicable, or (b) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

                  SECTION 1.06 Waiver of Notice.  Any written  waiver of notice, signed by the stockholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any annual or special meeting of the stockholders need be specified in any written waiver of notice.


                  SECTION 1.07 Fixing Date for Determination of Stockholders of Record.

                  (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty (60) days prior to such other action.

                  (b) If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and
(3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  SECTION 1.08      Quorum; Adjourned Meetings.
                                    --------------------------

                  (a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at any meeting of the stockholders, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of capital stock entitled to the vote at the meeting shall constitute a quorum.

                  (b) In the absence of a quorum, the holders of a majority of the voting power of the outstanding shares of capital stock entitled to vote at the meeting so represented and entitled to vote may adjourn the meeting from time to time until holders of the amount of stock required to constitute a quorum shall be in attendance. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called. When a stockholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than thirty (30) days or if after adjournment a new record date is set, in which event notice thereof shall be given to each stockholder of record entitled to vote at the meeting.

                  SECTION 1.09      Voting.

                  (a) Except as otherwise provided by or pursuant to the Certificate of Incorporation, each stockholder entitled to vote at a meeting of stockholders, such stockholders' duly authorized proxy or attorney-in-fact shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

                  (b) If a quorum is present, the affirmative vote of holders of a majority in voting power of the outstanding shares of capital stock of the Corporation present at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless a vote of greater number or voting by classes is required by applicable law, the rules or regulations of any stock exchange applicable to the corporation, the Certificate of Incorporation and these Bylaws.

                  (c) The corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the corporation shall have notice thereof, except as expressly provided by applicable law.

                  SECTION 1.10 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. No proxy shall be valid after the expiration of three
(3) years from the date of execution thereof, unless the proxy provides for a longer period. A proxy shall be irrevocable if the proxy states that it is irrevocable and is coupled with an interest sufficient to support an irrevocable power. Revocation of a proxy that is not irrevocable may be effected by attending the meeting and voting in person or by filing an instrument revoking the same or by delivering a duly executed proxy bearing a later date to the Secretary of the corporation.


                  SECTION 1.11 Action Without Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consented to in writing by the holders of a majority of the shares entitled to vote or such greater proportion as may be required by applicable law, the Certificate of
Incorporation, or these Bylaws. Such consents shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

                  SECTION 1.12 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, as required by applicable law. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.


                                   ARTICLE II

                                    DIRECTORS

                  SECTION 2.01 Number, Tenure and Qualifications. Except as otherwise provided herein, the Board of Directors of the corporation shall consist of at least one (1) but no more than nine (9) persons, the number thereof to be determined from time to time by resolution of the Board of Directors. Each director shall be elected at the annual meeting of the stockholders of the corporation and shall hold office for one (1) year or until his or her successor is elected and qualified or until his or her earlier death, resignation, disqualification or removal.

                  SECTION 2.02 Resignation. Any director may resign at any time upon giving written notice to the corporation. If the Board of Directors accepts the resignation of a director tendered to take effect at a future date, the Board of Directors shall elect a successor to fill such vacancy when the resignation becomes effective.

                  SECTION 2.03 Reduction in Number. No reduction in the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office.

                  SECTION 2.04 Removal. Any director of the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the outstanding shares of capital stock then entitled to vote at an election of directors.

                  SECTION 2.05      Vacancies.

                  (a) Unless otherwise provided by law or the Certificate of Incorporation, a vacancy in the Board of Directors because of death, resignation, removal, change in number of directors or otherwise may be filled by the stockholders at any regular or special meeting or any adjourned meeting thereof, or by the remaining director(s) by the affirmative vote of a majority thereof, although less than a quorum, or by the sole remaining director. Each successor so elected shall hold office until the next annual meeting of stockholders or until a successor shall have been duly elected and qualified.

                  (b) If, at the time of the filing of any vacancy or newly created directorship, the directors then in office shall constitute less than a majority of the whole board, the Court of Chancery of the State of Delaware may, upon application of stockholder(s) holding at least 10% of the total shares at the time outstanding and entitled to vote for such directors, summarily order an election to be held to fill any such vacancies, or to replace any directors chosen by the directors then in office as provided above.

                  SECTION  2.06  Regular  Meetings.  Immediately  following  the adjournment of, and at the same place as, the annual meeting of the stockholders, the Board of Directors, including directors newly elected, shall hold its annual meeting without notice, other than this provision, to elect officers of the corporation and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place (within or without the State of Delaware), date and hour for holding additional regular meetings.

                  SECTION 2.07 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman and shall be called by the Chairman upon the request of any two (2) directors or the President of the corporation.

                  SECTION 2.08 Place of Meetings. Any meeting of the directors of the corporation may be held at its principal office or at such other place within or without of the State of Delaware as the Board of Directors may designate.

                  SECTION 2.09 Notice of Meetings. Except as otherwise provided in Section 2.06, the Chairman shall deliver to all directors written notice (or any other form of notice permitted by applicable law) of any special meeting, at least two (2) days before the date of such meeting, by delivery of such notice personally or mailing such notice first class mail, or by telegram, telecopier, telephone or other means of electronic transmission. If mailed, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. Any director may waive notice of any meeting in writing, and the attendance of a director at a meeting shall constitute a waiver of notice of such meeting, unless such attendance is for the express purpose of objecting, at the beginning of the meeting, to the transaction or business threat because the meeting is not properly called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of directors need be specified in any written waiver of notice.

                  SECTION 2.10      Quorum:  Adjourned Meetings.

                  (a) At all meetings of the Board of Directors, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business.

                  (b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn the meeting, from time to time, until a quorum is present, and no notice of such adjournment shall be required.

                  At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

                  SECTION 2.11 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent thereto is signed by all of the members of the Board of Directors or of such committee. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors or committee. Such action by written consent shall have the same force and effect as the unanimous vote of the Board of Directors or committee.

                  SECTION 2.12 Telephonic Meetings. Meetings of the Board of Directors or any committee thereof may be held through the use of a conference telephone or similar communications equipment so long as all members participating in such meeting can hear one another at the time of such meeting. Participation in such a meeting constitutes presence in person at such meeting.

                  SECTION 2.13 Board Decisions.  Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

                  SECTION 2.14      Powers and Duties.

                  (a) Except as otherwise provided by the Certificate of Incorporation or applicable law, the Board of Directors is invested with the authority to manage and direct the affairs of the corporation.

                  (b) The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

                  SECTION 2.15 Compensation. The directors shall be allowed and paid all necessary expenses incurred in attending any meetings of the board.

                  SECTION 2.16 Order of Business. The order of business at any meeting of the Board of Directors may be as follows:

                    (a) Determination of members present and existence of quorum;

                    (b) Reading and approval of the minutes of any previous meeting or meetings;

                    (c)  Reports of officers and committeemen;

                    (d)  Election of officers;

                    (e)  Unfinished business;

                    (f)  New business; and

                    (g)  Adjournment.


                                   ARTICLE III

                                    OFFICERS

                  SECTION 3.01 Election. The Board of Directors, at its first meeting following the annual meeting of stockholders, shall elect a President, a Secretary and a Treasurer to hold office for one (1) year next coming and until their successors are elected and qualified or until their earlier resignation or removal. Any person may hold two or more offices. The Board of Directors may, from time to time, by resolution, appoint one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and transfer agents of the corporation as it may deem advisable, prescribe their duties and fix their compensation.

                  SECTION 3.02 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interest of the corporation would be served thereby. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the resigning officer is a party.

                  SECTION 3.03 Vacancies. Any vacancy in any office because of death, resignation, removal, or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

                  SECTION 3.04 President. The President shall be the general manager and executive officer of the corporation, subject to the supervision and control of the Board of Directors, and shall direct the corporate affairs, with full power to execute all resolutions and orders of the Board of Directors not especially entrusted to some other officer of the corporation. The President shall preside at all meetings of the stockholders and shall sign the certificates of stock issued by the corporation, and shall perform such other duties as shall be prescribed by the Board of Directors. Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation to attend and to act and to vote at any meetings of the stockholders of any corporation in which the corporation may hold stock and, at any such meetings, shall possess and may exercise any and all rights and powers incident to the ownership of such stock. The Board of Directors, by resolution from time to time, may confer like powers on any person or persons in place of the President to represent the corporation for these purposes.

                  SECTION 3.05 Vice President. The Board of Directors may elect one or more Vice Presidents who shall be vested with all the powers and perform all the duties of the President whenever the President is absent or unable to act, including the signing of the certificates of stock issued by the corporation, and the Vice President shall perform such other duties as shall be prescribed by the Board of Directors.

                  SECTION 3.06 Secretary. The Secretary shall have the duty to record the proceedings of the meetings of stockholders or directors and shall keep the minutes of all meetings of the stockholders and the Board of Directors in books provided for that purpose. The Secretary shall attend to the giving and service of all notices of the corporation, may sign with the President in the name of the corporation all contracts authorized by the Board of Directors or appropriate committee, shall have the custody of the corporate seal, shall sign the certificates of stock issued by the corporation, shall have charge of stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct, and shall, in general perform all duties incident to the office of the Secretary. All corporate books kept by the Secretary shall be open for examination by any director for a purpose reasonably related to the director's position as a director.

                  SECTION 3.07 Assistant Secretary. The Board of Directors may appoint an Assistant Secretary who shall have such powers and perform such duties as may be prescribed for him or her by the Board of Directors.

                  SECTION 3.08 Treasurer. The Treasurer shall be the chief financial officer of the corporation, subject to the supervision and control of the Board of Directors, and shall have custody of all the funds and securities of the corporation. When necessary or proper, the Treasurer shall endorse on behalf of the corporation for collection checks, notes and other obligations, and shall deposit all monies to the credit of the corporation in such bank or banks or other depository as the Board of Directors may designate, and shall sign all receipts and vouchers for payments made by the corporation. Unless otherwise specified by the Board of Directors, the Treasurer shall sign with the President all bills of exchange and promissory notes of the corporation, shall also have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities and such other property belong to the corporation as the Board of Directors shall designate, and shall sign all papers required by law, by these Bylaws or by the Board of Directors to be signed by the Treasurer. The Treasurer shall enter regularly in the books of the corporation, to be kept for that purpose, full and accurate accounts of all monies received and paid on account of the corporation and whenever required by the Board of Directors, the Treasurer shall render a statement of any or all accounts. The Treasurer shall perform all acts incident to the position of Treasurer subject to the control of the Board of Directors. The Treasurer shall, if required by the Board of Directors, give a bond to the corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the Treasurer and for restoration to the corporation in the event of the Treasurer's death, resignation, retirement, or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

                  SECTION 3.09 Assistant Treasurer. The Board of Directors may appoint an Assistant Treasurer who shall have such powers and perform such duties as may be prescribed by the Board of Directors, and the Board of Directors may require the Assistant Treasurer to give a bond to the corporation in such sum and with such security as it may approve, for the faithful performance of the duties of Assistant Treasurer, and for the restoration to the corporation, in the event of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.


                                   ARTICLE IV

                                  CAPITAL STOCK

                  SECTION 4.01 Certificates. The shares of the corporation shall be evidenced by certificates for shares of stock in such form as shall be prescribed by the Board of Directors, and shall be signed by the President or the Vice President and also by the Secretary or an Assistant Secretary. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of such issue. Each certificate shall contain the name of the record holder, the number, designation, if any, class or series of shares represented, a statement of summary of any applicable rights, preferences, privileges, or restrictions thereon, and a statement that the shares are assessable, if applicable. All certificates shall be consecutively numbered. The name and address of the stockholders, the number of shares, and the date of issue shall be entered on the stock transfer books of the corporation.

                  SECTION 4.02 Lost or Destroyed Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed and the corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative to, prior to the issuance of a replacement, provide the corporation with a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.


                                    ARTICLE V

              OFFICES; RECORDS; REPORTS; SEAL AND FINANCIAL MATTERS

                  SECTION 5.01 Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

                  SECTION 5.02      Right of Inspection.

                  (a) The corporation's stock ledger, list of stockholders and its other books and records shall be open to inspection upon the written demand under oath stating the purpose thereof of any stockholder, in person or by attorney or other agent, during usual business hours for a purpose reasonably related to such holder's interest as a stockholder. Such inspection may be made in person or by agent or attorney, provided that the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder and the right of inspection includes the right to copy and make extracts. The demand under oath shall be directed to the corporation at its registered office in the State of Delaware or at its principal place of business.

                  (b) Every director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to the director's position as a director.

                  SECTION 5.03 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the corporation shall have the authority to affix the seal to any document requiring it.

                  SECTION 5.04 Fiscal Year. The fiscal year of the corporation shall end on each June 30th or such other date as may be fixed by resolution of the Board of Directors.


                                   ARTICLE VI

                                 INDEMNIFICATION

                  SECTION 6.01 Right to Indemnification. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or, while a director or executive officer of the corporation, is or was serving at the request of the corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. The indemnification provided by this
Section  6.01 shall  continue  as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

                  SECTION 6.02 Prepayment of Expenses. The corporation shall pay the expenses (including attorneys' fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this
Article VI or otherwise.

                  SECTION 6.03 Nonexclusivity of Rights. The rights conferred on any Indemnitee by this Article VI shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

                  SECTION 6.04 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification. Notwithstanding anything else contained in these Bylaws or the Certificate of Incorporation to the contrary, Article VI of these Bylaws may only be amended by the Board of Directors by the vote of 80% of the whole Board of Directors and the holders of 66 2/3% of each class of the outstanding stock of the corporation, voting separately as a single class.

                  SECTION 6.05 Other Indemnification and Prepayment of Expenses. This Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

                  SECTION 6.06 Insurance. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this Article VI.


                                   ARTICLE VII

                                     BYLAWS

                  SECTION 7.01 Amendment. These Bylaws may be altered, amended or repealed, and new Bylaws made, by the Board of Directors by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present, but the stockholders may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise.